                                                                  Van Eck Global

                                                       Worldwide Insurance Trust
[GRAPHIC]
                                                              SEMI-ANNUAL REPORT
                                                                   June 30, 1999


        discipline


                                                             Worldwide Bond Fund


allocation


                diversify



                         GLOBAL INVESTMENTS SINCE 1955

                          Van Eck Worldwide Bond Fund
--------------------------------------------------------------------------------

Dear Shareholder:

The economic events of the first six months of 1999 exerted considerable negative pressures on the world's major bond markets. The first quarter was especially difficult, with February being the worst month for U.S. bonds in twenty-six years. The fears of financial turmoil and slowing global growth that boosted world bond markets in 1998 subsided as the U.S. economy pushed forward and the outlook for global growth began to improve. Global government bond markets suffered as investor confidence improved and the appetite for riskier securities began to increase. For the six months ended June 30, the Worldwide Bond Fund had a total return of -7.1%. The Fund did outperform the benchmark index, the Salomon Smith Barney World Government Bond Index, which fell by 7.2% over the same time period.

Bond Market Review

During the first half of 1999, sentiment surrounding global growth dramatically improved. The U.S. economy remained strong with annualized growth of 4.3% during the first quarter. The Japanese economy finally began to show the effects of the government's 1998 stimulus spending program and turned in a surprising 7.9% growth rate for the first quarter. The Asian economies that had been plagued by financial turmoil in 1997 and 1998 continued to see improvements in economic activity during the first half of 1999, also having a positive effect on the global growth outlook. Europe was the exception, with the Euro-economies continuing to plod along at relatively low growth rates. In sum, global government bond yields rose (and prices fell) on the back of a robust U.S. economy, an improving global growth environment, and a reversal of "flight-to-quality" trades implemented during the crisis-plagued latter half of 1998. Thus, the same high-quality, global government bonds that benefited from nervousness in global financial markets during 1998, suffered during the first half of 1999.

The U.S. bond market had a difficult six months with 30-year yields rising 90 basis points (0.90%) during the first half to end the period at 6.00%. This backup in yields occurred as U.S. economic growth continued to surprise on the upside and inflation concerns reappeared. The Federal Reserve moved from a neutral stance to a tightening bias and raised rates by 25 basis points at their June 30 meeting. Throughout the year, we held an overweight position in the U.S., which hurt relative performance early in the year. We did reduce the weighting from approximately 45% at December 31, 1998 to 36% during the first quarter, but chose to hold our remaining positions due to the high yields available in this market. During the last two months, we have been rebuilding the exposure (by increasing bond duration) to this market due to encouraging interest rate differentials between the U.S. and Europe.

European bond markets suffered the same plight as U.S. bonds during the first half and ended the period down 12% on average (in U.S. dollar terms). While European bonds outperformed their American counterparts on a local currency basis, the weakness of the euro was the major contributing factor to their poor performance in U.S. dollar terms. The introduction of the euro has been disappointing, falling 11.3% against the dollar during its first six months of existence. The euro has been plagued by weak economic growth, a deteriorating fiscal outlook, and concerns over the credibility of the newly formed European Central Bank. The Fund began the year with a European bond weighting (including the UK) that was approximately equal to the Index. By reducing the average duration of these holdings, we managed to cut our exposure to this market by the end of the second quarter. At June 30, your Fund had a total exposure of 37% to European bonds--16% in the UK with the remaining holdings in Germany, Sweden, France and Ireland. We reduced exposure to the euro dramatically throughout the second quarter (to 18%), but this did not alleviate the losses resulting from the portfolio's high exposure of 44% at the beginning of 1999.

During the first half of the year, we increased the Fund's allocations to the higher-yielding bond markets of South Africa, Mexico, and Brazil, which helped

                          Van Eck Worldwide Bond Fund
--------------------------------------------------------------------------------
Fund performance. The yield spreads of these markets widened following the economic turmoil of late last year and the devaluation of the Brazilian real in January. Following these events, the outlook for these countries improved as the commodity markets recovered, the global growth outlook improved, and investor nervousness began to dissipate. In this environment, the higher-yielding markets began to look more attractive. We added to Fund exposure in South Africa and Mexico late in the first quarter and took a position in Brazil during the second quarter. Our combined exposure to these markets at June 30 was approximately 12%.

The continued strength of the North American economies, combined with the turnaround in Asian economies that began this year, helped to improve the global demand picture. This improvement in demand seemed to be the news that commodity markets had been looking for. As a result, a rally in commodity prices such as energy products and industrial metals ensued. The turnaround in economic activity and industrial-related commodity prices helped to boost the performance of commodity-related currencies versus the U.S. dollar. Your portfolio was able to benefit from this strong performance through its increased exposure to the currencies of New Zealand, Canada, Australia and South Africa. As of year-end 1998, these currencies represented 5% of the portfolio; by June 30, the allocation had grown to 18%.

It has been another volatile year for the Japanese bond market. We continued to avoid exposure to Japan, believing that other markets offered better investment opportunities. This both hurt and helped us during the past six months; the net result being neutral on Fund performance. Japanese bonds rallied from February to May and finished the half-year up 2.5%. In U.S. dollars, however, the market lost 4.5% due to the depreciation of the yen versus the dollar during this period.

The Outlook

For the second half of 1999, the outlook for the Fund appears to be much more favorable than the performance encountered during the first half of the year. As the outlook for global growth continues to improve, the Fund will continue to look for investment opportunities in markets that will benefit in such an environment. While the U.S. economy continues to grow at a robust pace, U.S. Treasury yields look attractive as long as the Fed maintains a proactive stance and assures investors that it is there to keep any inflationary pressures in check. Commodity-related currencies appear poised to continue their outperformance versus the dollar in the second half and evidence of economic improvement in Europe could lead to attractive investment opportunities (on a total return basis) for U.S. dollar-based investors.

We appreciate your participation in the Van Eck Worldwide Bond Fund and look forward to helping you meet your investment goals in the future.

[PHOTO]
                  [PHOTO]
/s/ Charles
T. Cameron        /s/ Gregory
Charles T.        F. Krenzer
Cameron           Gregory F.
Co-               Krenzer
Portfolio         Co-Portfolio
Manager           Manager

July 12, 1999

                          Van Eck Worldwide Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Record as of 6/30/99
--------------------------------------------------------------------------------

Average Annual
Total Return
-------------------------
Life (since 9/1/89)  5.7%
-------------------------
5 years              6.0%
-------------------------
1 year               1.4%
-------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.



                      Geographical Weightings
                        as of June 30, 1999

                            [PIE CHART]

Australia               4.0%
Canada                  5.5%
France                  5.2%
Sweden                  5.7%
United Kingdom          16.4%
Brazil                  1.9%
United States           36.1%
Cash/Equivalents        3.4%
Germany                 7.6%
Ireland                 2.2%
Mexico                  4.1%
New Zealand             2.0%
South Africa            5.9%

                              Worldwide Bond Fund
                       Schedule of Portfolio Investments
                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

           Principal                                                  Value
 Country     Amount                  Bonds and Notes                (Note 1)
------------------------------------------------------------------------------
 AUSTRALIA: 4.0%
         AUD 1,714,1460 Australia Government Bond
                         8.75% due 8/15/08                         $ 3,865,635
                                                                   -----------
 BRAZIL: 1.9%
         USD  2,000,000 Republic of Brazil Bond
                         11.625% due 4/15/04                         1,860,000
                                                                   -----------
 CANADA: 5.5%
         CAD  7,500,000 Government of Canada Bond 7.00% due
                         9/01/01                                     5,286,681
                                                                   -----------
 FRANCE: 5.2%
         EUR  4,649,694 French Government Bond BTAN 5.50% due
                         10/12/01*                                   5,016,420
                                                                   -----------
 GERMANY: 7.6%
                        Bundesrepublik Deutschland Bonds
         EUR  3,579,043 7.375% due 1/03/05*                          4,265,466
              2,709,847 6.00% due 1/04/07*                           3,065,664
                                                                   -----------
                                                                     7,331,130
                                                                   -----------
 IRELAND: 2.2%
         EUR  1,714,146 Irish Government Bond
                         8.00% due 8/18/06                           2,153,360
                                                                   -----------
 MEXICO: 4.1%
         USD  4,000,000 United Mexican States Bond 9.75% due
                         4/06/05                                     3,990,000
                                                                   -----------
 NEW ZEALAND: 2.0%
         NZD  3,350,000 New Zealand Government Bond 10.00% due
                         3/15/02                                     1,960,970
                                                                   -----------
 SOUTH AFRICA: 5.9%
         ZAR 35,000,000 South African Government Bond 12.50% due
                         1/15/02                                     5,628,394
                                                                   -----------
 SWEDEN: 5.7%
                        Swedish Government Bonds
         SEK 14,000,000 10.25% due 5/05/03                           1,983,674
             28,000,000 6.00% due 2/09/05                            3,511,779
                                                                   -----------
                                                                     5,495,453
                                                                   -----------

           Principal                                               Value
 Country    Amount                 Bonds and Notes               (Note 1)
---------------------------------------------------------------------------
 UNITED KINGDOM: 16.4%
                       Great Britain Government Bonds
         GBP 1,500,000 8.00% due 6/07/21                        $ 3,365,374
             2,250,000 8.00% due 6/10/03                          3,866,369
             4,800,000 7.50% due 12/07/06                         8,539,997
                                                                -----------
                                                                 15,771,740
                                                                -----------
 UNITED STATES: 36.1%
                       U.S. Treasury Notes
         USD 8,600,000 6.50% due 8/15/05*                         8,868,750
             3,000,000 6.00% due 8/15/00                          3,019,689
             5,000,000 5.875% due 9/30/02                         5,031,250
             5,000,000 5.50% due 5/15/09                          4,884,375
                       U.S. Treasury Bonds
             8,600,000 6.625% due 2/15/27*                        8,425,000
             5,000,000 5.25% due 2/15/29                          4,489,068
                                                                -----------
                                                                 34,718,132
                                                                -----------
 Total Bonds and Notes: 96.6%
 (Cost: $94,557,189)                                             93,077,915
                                                                -----------
                                Short-Term Obligation
---------------------------------------------------------------------------
 UNITED STATES: 1.0%
         USD 1,000,000 American Express Co.
                        Commercial Paper due 7/01/99 Interest
                        Yield 5.58%
                        (Amortized Cost: $1,000,000)              1,000,000
                                                                -----------
 Total Investments: 97.6%
 (Cost: $95,557,189)                                             94,077,915
 Other assets less liabilities: 2.4%                              2,279,882
                                                                -----------
 Net Assets: 100%                                               $96,357,797
                                                                ===========

-------
* These securities are segregated as collateral for forward foreign currency contracts.
                       See Notes to Financial Statements

                    Worldwide Bond Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

June 30, 1999 (Unaudited)
Assets:
Investments at value (cost, $95,557,189) (Note 1)..................  $94,077,915
Receivables:
 Interest..........................................................    2,115,308
 Capital shares sold...............................................      216,996
Unrealized appreciation on forward foreign currency contracts (Note
 4)................................................................       64,413
                                                                     -----------
 Total assets......................................................   96,474,632
                                                                     -----------
Liabilities:
Payables:
 Capital shares redeemed...........................................        2,142
 Due to custodian..................................................       26,260
 Accounts payable..................................................       22,367
Unrealized depreciation on forward foreign currency contracts (Note
 4)................................................................       66,066
                                                                     -----------
 Total liabilities.................................................      116,835
                                                                     -----------
Net assets.........................................................  $96,357,797
                                                                     ===========
Shares outstanding.................................................    8,938,452
                                                                     ===========
Net asset value, redemption price and offering price per share
 ($96,357,797 / 8,938,452).........................................       $10.78
                                                                          ======
Net assets consist of:
 Aggregate paid in capital.........................................  $98,345,594
 Unrealized depreciation of investments, forward foreign currency
  contracts and foreign currencies.................................   (1,514,409)
 Undistributed net investment income...............................    1,793,544
 Accumulated realized loss.........................................   (2,266,932)
                                                                     -----------
                                                                     $96,357,797
                                                                     ===========

Statement of Operations
Six Months Ended June 30, 1999 (Unaudited)
Interest income (Note 1)...............................           $  3,166,731
Expenses:
Management (Note 2)....................................  $530,288
Administration (Note 2)................................     2,146
Custodian..............................................    19,841
Professional fees......................................    17,632
Reports to shareholders................................    15,789
Trustees' fees and expenses............................    15,397
Other..................................................    17,792
                                                         --------
 Total expenses........................................                618,885
                                                         --------
 Net investment income.................................              2,547,846
                                                                  ------------
Realized and Unrealized Gain (Loss) on Investments
 (Note 3):
Realized gain from security transactions...............              1,137,158
Realized loss from foreign currency transactions.......             (2,979,753)
Change in unrealized appreciation of investments.......             (8,423,250)
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currencies.............               (250,970)
                                                                  ------------
Net loss on investments and foreign currencies.........            (10,516,815)
                                                                  ------------
Net Decrease in Net Assets Resulting from Operations...           $ (7,968,969)
                                                                  ============

                       See Notes to Financial Statements

                    Worldwide Bond Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                      Six Months
                                                        Ended
                                                       June 30,     Year Ended
                                                         1999      December 31,
                                                     (Unaudited)       1998
                                                     ------------  ------------
Increase (Decrease) in Net Assets:
Operations:
 Net investment income.............................  $  2,547,846  $  5,574,632
 Realized gain from security transactions..........     1,137,158     1,940,736
 Realized loss from foreign currency transactions..    (2,979,753)     (109,729)
 Change in unrealized appreciation of investments..    (8,423,250)    6,508,262
 Change in unrealized depreciation of forward
  foreign currency contracts and foreign
  currencies.......................................      (250,970)      452,900
                                                     ------------  ------------
 Increase (decrease) in net assets resulting from
  operations.......................................    (7,968,969)   14,366,801
                                                     ------------  ------------
Dividends and Distributions to shareholders from:
 Net investment income.............................    (4,563,103)   (1,020,300)
 Net realized gains................................    (2,038,833)           --
                                                     ------------  ------------
 Total dividends and distribiutions................    (6,601,936)   (1,020,300)
Capital share transactions*:
 Net proceeds from sales of shares.................    31,549,015    83,615,224
 Reinvestment of dividends.........................     6,601,936     1,020,300
                                                     ------------  ------------
                                                       38,150,951    84,635,524
 Cost of shares reacquired.........................   (46,504,758)  (91,160,172)
                                                     ------------  ------------
 Decrease in net assets resulting from capital
  share transactions...............................    (8,353,807)   (6,524,648)
                                                     ------------  ------------
 Total increase (decrease) in net assets...........   (22,924,712)    6,821,853
Net Assets:
Beginning of period................................   119,282,509   112,460,656
                                                     ------------  ------------
End of period (including undistributed net
 investment income of $1,793,544 and $4,450,964,
 respectively).....................................  $ 96,357,797  $119,282,509
                                                     ============  ============
*Shares of Beneficial Interest Issued and Redeemed
 (Unlimited number of $.001 par value shares
 authorized)
 Shares sold.......................................     2,782,861     7,092,902
 Reinvestment of dividends.........................       571,596        92,755
                                                     ------------  ------------
                                                        3,354,457     7,185,657
 Shares reacquired.................................    (4,130,631)   (7,699,622)
                                                     ------------  ------------
 Net decrease......................................      (776,174)     (513,965)
                                                     ============  ============

                       See Notes to Financial Statements

                              Worldwide Bond Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                          Six Months                         For the
                             Ended        Year Ended       Eight Months
                           June 30,      December 31,         Ended      Year Ended April 30,
                             1999      ------------------  December 31,  ----------------------
                          (Unaudited)    1998      1997        1996         1995        1994
                          -----------  --------  --------  ------------  ----------  ----------
Net Asset Value,
 Beginning of Period....    $ 12.28    $  10.99  $  11.10    $  10.88    $    11.46  $    10.05
                            -------    --------  --------    --------    ----------  ----------
Income From Investment
 Operations:
 Net Investment Income..       0.28        0.57      0.48        0.36          0.58        0.68*
 Net Gain (Loss) on
  Investments (both
  realized and
  unrealized)...........      (1.10)       0.82     (0.23)       0.17         (0.34)       0.77
                            -------    --------  --------    --------    ----------  ----------
Total from Investment
 Operations.............      (0.82)       1.39      0.25        0.53          0.24        1.45
                            -------    --------  --------    --------    ----------  ----------
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income.....      (0.47)      (0.10)    (0.36)      (0.31)        (0.82)      (0.04)
 Distributions from
  Capital Gains.........      (0.21)         --        --          --            --          --
                            -------    --------  --------    --------    ----------  ----------
Total Dividends and
 Distributions..........      (0.68)      (0.10)    (0.36)      (0.31)        (0.82)      (0.04)
                            -------    --------  --------    --------    ----------  ----------
Net Asset Value, End of
 Period.................    $ 10.78    $  12.28  $  10.99    $  11.10    $    10.88  $    11.46
                            =======    ========  ========    ========    ==========  ==========
Total Return (a)........     (7.05%)     12.75%     2.38%       4.98%         2.07%      14.51%
------------------------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of
 Period (000)...........    $96,358    $119,283  $112,461    $118,676    $  107,541  $  113,466
Ratio of Gross Expenses
 to Average Net Assets..      1.17%(b)    1.15%     1.12%       1.17%(b)      1.10%       0.99%
Ratio of Net Expenses to
 Average Net Assets.....      1.17%(b)    1.15%     1.12%       1.16%(b)      1.08%       0.98%
Ratio of Net Investment
 Income to Average Net
 Assets.................      4.80%(b)    4.72%     4.31%       4.99%(b)      5.26%       6.24%
Portfolio Turnover Rate.     33.20%      30.59%   135.36%      73.95%       208.05%     265.87%

-------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods less than one year is not annualized.
(b) Annualized.
* Based on average shares outstanding.

                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes To Financial Statements (Unaudited)
Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Bond Fund (the "Fund"), a non-diversified series of the Trust, in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. Security Valuation--Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Futures are valued using the closing price reported at the close of the Chicago Board of Trade. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividend and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

Note 2--Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services. The fee is based on an annual rate of 1% on the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% on the

                              Worldwide Bond Fund
-------------------------------------------------------------------------------
excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund paid the Adviser for costs incurred in connection with certain administrative functions.

Note 3--Purchases and proceeds from sales of securities, other than short-term obligations, aggregated $34,722,514 and $47,931,509, respectively, for the six months ended June 30, 1999. For federal income tax purposes, the identified cost of investments owned at June 30, 1999 was $95,557,189. At June 30, 1999, net unrealized depreciation for federal income tax purposes aggregated $1,479,274, of which $1,790,930 related to appreciated securities and $3,270,204 related to depreciated securities.

Note 4--Forward Foreign Currency Contracts-The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain
(loss) from foreign currency transactions. At June 30, 1999, the Fund had the following outstanding forward foreign currency contracts:

                                         Value At               Unrealized
                                        Settlement  Current    Appreciation
 Contracts                                 Date      Value    (Depreciation)
 ---------                              ---------- ---------- --------------
 Forward Foreign Currency Buy Contracts:
 CAD       1,100,000 expiring 9/15/99   $  753,941 $  751,354    $ (2,587)
 EUR       7,300,000 expiring 9/15/99    7,655,679  7,592,200     (63,479)
 Forward Foreign Currency Sell Contract:
 EUR       5,000,000 expiring 9/15/99    5,264,550  5,200,137      64,413
                                                                 --------
                                                                 $ (1,653)
                                                                 ========

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 5--Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Note 6--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes.

As of June 30,1999, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $41,952.

Note 8--Change of Independent Accountant--During the fiscal period the Board of Trustees of the Fund approved a change of the Fund's independent accountants to Ernst & Young LLP.

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Investment Adviser:     Van Eck Associates Corporation
       Distributor:     Van Eck Securities Corporation
                        99 Park Avenue, New York, NY 10016 www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.